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CB          SUBLEASE                                              Exhibit 10.14
COMMERCIAL  CB RICHARD ELLIS, INC.
            BROKERAGE AND MANAGEMENT
            LICENSED REAL ESTATE BROKER


1.  PARTIES.
    This Sublease, dated September 28, 1999, is made between Paine & Associates ("Sublessor"), and Castleworks, LLC ("Sublessee").

2.  MASTER LEASE.
    Sublessor is the lessee under written lease dated November 10, 1994 wherein Curci-England Co.("Lessor") leased to Sublessor the real property located in the City of Costa Mesa County of Orange, State of California described as 535 Anton, Fourth Floor ("Master Premises"). Said lease has been amended by the following amendments Amendment to Lease and Parking License Agreement dated February 16, 1996; said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

3.  PREMISES.
    Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): Suite 400, containing 4,489 rentable square feet

4.  WARRANTY BY SUBLESSOR.
    Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.  TERM.
    The Term of this Sublease shall commence on November 15, 1999 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on May 15, 2002, ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent. In no event shall any such delays be caused by subleasing to any other entity or the space being returned to Landlord.

6.  RENT.
    6.1 MINIMUM RENT. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 535 Anton, Suite 450, Costa Mesa, California or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Eight Thousand Three Hundred Four and 65/100 Dollars ($8,304.65) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Eight Thousand Three Hundred Four and 65/100 Dollars ($8,304.65) as rent for the first month. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:
        Rent shall increase annually by five cents ($0.05) per square foot per month, Full Service Gross.

    6.2 OPERATING COSTS. If the Master Lease requires Sublessor to pay to Lessor all, or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent Twenty-two and 6/10 percent (22.6%) of the amounts payable by Sublessor for Operating
        Costs incurred during the Term. Such

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        additional rent shall be payable as paid when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term, 2000 Base Year.

7.  SECURITY DEPOSIT.
    Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Eight Thousand Seven Hundred Fifty-Three and 55/100 Dollars ($8,753.55) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder [ILLEGIBLE] hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.  USE OF PREMISES.
    The Premises shall be used and occupied only for general office use - computer software + hardware integration, and for no other use or purpose.

9.  ASSIGNMENT AND SUBLETTING.
    Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10. OTHER PROVISIONS OF SUBLEASE.
    All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following: . Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to peform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11. ATTORNEYS' FEES.
    If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12. AGENCY DISCLOSURE:
    Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB RICHARD ELLIS, INC., who represents Sublessor and Grubb & Ellis, who represents Sublessee. In the event that CB RICHARD ELLIS, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13. COMMISSION.
    Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of per separate agreement Dollars ($ ), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14. NOTICES.
    All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublesssee may from

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     time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     To Sublessor:   535 Anton, Suite 450, Costa Mesa, California
                  --------------------------------------------------------

     To Sublessee:   535 Anton, Suite 400, Costa Mesa, California
                  --------------------------------------------------------

15.  CONSENT BY LESSOR.
     THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16.  COMPLIANCE.
     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Please see 17. and 18. below

Sublessor: Paine & Associates              Sublessee:   Castleworks, LLC
          --------------------------                 --------------------------

By:    /s/   David M. Paine                By:    /s/    John Olson
   ---------------------------------          ---------------------------------

Title:       President                     Title:        C.E.O.
      ------------------------------             ------------------------------

By:                                        By:    /s/    Jerry Krant
   ---------------------------------          ---------------------------------

Title:                                     Title:        MEMBER
      ------------------------------             ------------------------------

Date:                                      Date:         10/25/99
     -------------------------------            -------------------------------


                         LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.


Lessor:       Curci-England Co.
       -----------------------------

By:
   ---------------------------------

Title:
      ------------------------------

By:
   ---------------------------------

Title:
      ------------------------------

Date:
     -------------------------------


--------------------------------------------------------------------------------
  CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

  In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
--------------------------------------------------------------------------------

17.  PARKING.

     Sublessor shall provide Sublessee four (4) parking spaces per 1,000 usable square feet, free of charge up to May 17, 2001. Thereafter, parking shall be available at a cost of $25.00 per stall per month for the balance of the Term. Sublessee shall be subject to a one-time fee of $15.00 per parking card.

18.  TENANT IMPROVEMENTS.
     Sublessor shall grant Sublessee a concession package of $13,232. $10,000 shall be allocated to Tenant Improvements, and $3,232 shall offset the commission shortfall from a market fee.

19.  BASE YEAR.

     Sublessor shall grant Sublessee a 2000 base year for calculating operating expenses.

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                                LEASE GUARANTY

THIS LEASE GUARANTY ("Guaranty") is made by John Olson, Jerry Krant and Bing Byington, as individuals ("Guarantor") in favor of Paine & Associates Inc., a California corporation ("Sublessor") in connection with that certain Sublease dated as of September 28, 1999 (the "Agreement") pursuant to which Sublessor and Castle Works LLC, a California Limited Liability Corporation ("Sublessee") are to enter into that certain Office Sublease dated as of September 28, 1999 ("Sublease"), concerning certain premises (the "Premises") located at Suite 400 of the building at 535 Anton Boulevard, Costa Mesa, California (the "Building"). As a material inducement to and in consideration of Sublessor entering into the Sublease, Sublessor having indicated that it would not enter into the Sublease without the execution of this Guaranty, Guarantor does hereby covenant and agree with Sublessor as follows:

1. The Sublease is hereby incorporated into this Guaranty and made a part hereof by this reference and is referred to herein as the "Sublease".

2. Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not as a surety, and promises to perform and be liable for, any and all obligations and liabilities of Sublessee under the Sublease, including, without limitation the payment of rent and all other sums now or hereafter becoming due or payable under the Sublease and the full timely performance of all other covenants, obligations and duties to be performed by Sublessee under the Sublease. Guarantor's obligations under this Guaranty are continuing and unconditional.

3. A separate action be brought or prosecuted against Guarantor whether or not can action is brought or prosecuted against any other Guarantor or Sublessee. If Sublessee defaults under the Sublease, Sublessor may proceed immediately against Guarantor or Sublessee, or both, or Sublessor may enforce against Guarantor or Sublessee, or both, any rights that it has under the Sublease or against Guarantor pursuant to this Guaranty. If the Sublease terminates, Sublessor may enforce any remaining rights thereunder against Guarantor without giving prior notice to Sublessee or Guarantor, and without making any demand on either of them. This Guaranty shall not be affected by Sublessor's failure to delay in enforcing any of its rights hereunder or under this Sublease.

4. Guarantor hereby waives notice or the giving of its consent to any extensions, amendments or modifications which may hereafter be made to the terms of the Sublease, and this Guaranty shall guarantee the performance of the Sublease as extended, amended or modified, or as the same may be assigned from time to time. Guarantor waives the right to require Sublessor to (i) proceed against Sublessee, (ii) proceed against or exhaust any security that Sublessor holds from Sublessee, or (iii) pursue any remedy in Sublessor's power. Guarantor waives any defense by reason of any disability of Sublessee, any statute of limitations and any other defense based on any termination of Sublessee's liability under the Sublease for any cause. Until all of Sublessee's obligations to Sublessor have been discharged in full, Guarantor shall have no right of subrogation against Sublessee.

5. Guarantor waives its right to enforce any remedies that Sublessor now has, or later may have, against Sublessee. Guarantor waives any right to participate in any security now or later held by Sublessor. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notice of protests, notices of dishonor and notices of acceptance of this Guaranty, and waives all notices of existence, creation, or incurring of new or additional obligations from Sublessee to Sublessor. Without limiting the generality of the waivers contained in this Guaranty, Guarantor hereby expressly waives any and all benefits arising under California Civil Code Sections 2809, 2810, 2819, 2845, 2848, 2849 and 2850.

6. If Sublessor disposes of its interest in the Sublease, "Sublessor" as used in Guaranty, shall mean Sublessor's successors-in-interest and assigns. If Sublessor is required to enforce Guarantor's obligations by legal proceedings, Guarantor shall pay to Sublessor all costs incurred, including, without limitation, Sublessor's reasonable attorney's fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed, or in enforcing this Guaranty against the undersigned, individually and jointly.

7. This Guaranty will continue unchanged by any bankruptcy, reorganization or insolvency of Sublessee or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Sublessee.

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                                   EXHIBIT B

8. Guarantor's obligations under this Guaranty may not be assigned and shall be binding upon Guarantor's heirs and successors. This Guaranty may not be modified or amended in any way without the express written consent of Sublessor. If any provision of this Guaranty shall be invalid or unenforceable, the remainder of this Guaranty shall not be affected thereby and shall otherwise remain valid and enforceable. This Guaranty shall be governed by the laws of, and may be enforced in the courts of, the State of California.

9. The use of the singular herein shall include the plural. The obligation of two or more parties shall be joint and several. The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

10. Any married person who executed this Guarantee thereby obligates his or her separate property as well as his or her share of the community property for the performance of this Guarantee.

THE UNDERSIGNED HAS READ AND UNDERSTANDS THE TERMS II: THIS GUARANTY, INCLUDING, WIHTOUT LIMITATION, THE WAIVERS CONTAINED IN THIS GUARANTY.

Executed on this 4th day of October, 1999.

Address of Guarantor:


                                         By:        /s/ John Olson
------------------------------------        -----------------------------------
                                                        John Olson
------------------------------------

------------------------------------




                                         By:        /s/ Jerry Krant
------------------------------------        -----------------------------------
                                                        Jerry Krant
------------------------------------

------------------------------------




                                         By:
------------------------------------        -----------------------------------

------------------------------------

------------------------------------


                                     B-2
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                           FIRST AMENDMENT TO SUBLEASE

   This First Amendment ("First Amendment") is made between Castle Works LLC ("Sublessee") and Paine & Associates, Inc. ("Sublessor") in connection with that certain Sublease dated September 28, 1999 (the "Agreement") pursuant to which Sublessor and Sublessee have entered into that certain office sublease dated September 28, 1999 ("Sublease") concerning certain premises (the "Premises") located at Suite 400 of the building at 535 Alton Boulevard, Costa Mesa, California (the "Building"). Sublessee does hereby covenant and agree with Sublessor as follows:

1. The Sublease is hereby incorporated into this First Amendment and a part hereof by this reference and is referred to herein as the Sublease.

2. ADDITIONAL SPACE TERM AND COMMENCEMENT DATE. The term for Sublessee's subleasing of the Additional Space shall commence on November 15, 1999 ("Additional Space Commencement Date") and shall be coterminous with Sublessee's leasing of the Original Premises, expiring on May 15, 2002.

3. RENT. Commencing as of Additional Space Commencement Date and for the duration of the Additional Space Term, Sublessee shall pay Monthly Base Rent for the Additional Space in accordance with the following schedule:

           Months               Monthly Base Rent
           ----------           -----------------
           *-12                    $9,353.60
           13-24                   $9,606.40
           25-5/15/02              $9,859.20

           *Additional Space Commencement Date

5. TENANT IMPROVEMENTS. Sublessee, at Sublessee's sole cost and expense, shall install two (2) doors labeled Door #1 and Door #2 on Exhibit "C" attached hereto and incorporated as part of the Sublease.

   If as a result of Sublessee desired Tenant Improvements, Sublessor or Master Lessor is required for any reason (i.e. governmental codes, ADA requirements, Fire Life Safety etc.) to upgrade portions of Sublessor's or Sublessee's Premises, Sublessee shall at Sublessee's sole cost pay for the expense of said required upgrades. See Exhibit "A" attached
   (Section 1134B).

6. ADDITIONAL SECURITY DEPOSIT. Upon execution of this Amendment, Sublessee shall deposit with Sublessor an additional $1,105.65 worth of Security Deposit (for a total Security Deposit of $9,859.20), which shall be held by Sublessor pursuant to Paragraph 7 of the Sublease as additional security for the performance of Sublessee's obligations under the Sublease as amended hereby.

7. BROKER. Real estate brokers specified in Paragraph 12 of the Sublease shall be paid a commission on Additional Space per the listing agreement between CB Richard Ellis and Sublessor.

AGREED TO:

SUBLESSEE: CASTLE WORKS LLC                 SUBLESSOR: PAINE & ASSOCIATES, INC.

By: /s/ John Olson  /s/ Jerry Krant         By:  /s/  David M. Paine
   ----------------------------------          --------------------------------

Title:         CEO                          Title:    President
      -------------------------------             -----------------------------

Date:     11/15/99                          Date:     11/15/99
      -------------------------------             -----------------------------

                              CONSENT TO SUBLEASE

     THIS CONSENT TO SUBLEASE (this "AGREEMENT") is made as of November 2, 1999, by and among BRE/South Coast, L.L.C., a Delaware limited liability company ("LANDLORD"), Paine & Associates, a California corporation, ("TENANT"), and Castleworks, LLC, a California limited liability company ("SUBTENANT").

                                   RECITALS

     A. Reference is hereby made to that certain Office Lease, dated November 10, 1994, by and between Landlord and Tenant, and any amendments thereto (collectively, the "LEASE"), for space on the 4th floor (the "PREMISES") in that certain office building located at 535 Anton Boulevard, Costa Mesa, California (the "BUILDING").

     B. Pursuant to the terms of ARTICLE 28 of the Lease, Tenant has requested Landlord's consent to that certain Sublease, dated SEPTEMBER 28, 1999, by and between Tenant and Subtenant (the "SUBLEASE"), with respect to a subletting by Subtenant of a portion of the Premises, as more particularly described in the Sublease (the "SUBLEASED PREMISES"). A copy of the Sublease is attached hereto as EXHIBIT A. Landlord is willing to consent to the Sublease on the terms and conditions contained herein.

     C. All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Lease.

                                  AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

     1. LANDLORD'S CONSENT. Landlord hereby consents to the Sublease; provided however, notwithstanding anything contained in the Sublease to the contrary, such consent is granted by Landlord only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Lease. Landlord shall not be bound by any of the terms, covenants, conditions, provisions or agreements of the Sublease.

     2. NON-RELEASE OF TENANT; FURTHER TRANSFERS. Neither the Sublease nor this consent thereto shall release or discharge Tenant from any liability, whether past, present or future, under the Lease or alter the primary liability of Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under the Lease (including the payment of all bills rendered by Landlord for charges incurred by Subtenant for services and materials supplied to the Subleased Premises). Neither the Sublease nor this consent thereto shall be construed as a waiver of Landlord's right to consent to any further subleasing either by Tenant or by Subtenant or to any assignment by Tenant of the Lease or assignment by Subtenant of the Sublease, or as a consent to any portion of the Subleased Premises being used or occupied by any other party. Landlord may consent to subsequent subleasing and assignments of the Lease or the Sublease or any amendments or modifications thereto without notifying Tenant nor anyone else liable under the Lease and without obtaining their consent. No such action by Landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Subleased Premises.

     3. RELATIONSHIP WITH LANDLORD. Tenant hereby assigns and transfers to Landlord Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to the terms of this SECTION 3. Landlord, by consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease. In the event Tenant shall default in the performance of its obligations to Landlord under
SECTION 21.1 of the Lease (whether or not Landlord terminates the Lease), Landlord may, in connection with SECTION 22.1 of the Lease, at its option by notice to Tenant, either (i) terminate the Sublease, (ii) elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in SECTION 3.1, below, or (iii) elect to succeed to Tenant's interest in the Sublease and cause Subtenant to attorn to Landlord, as further set forth in SECTION 3.2, below.

            3.1 LANDLORD'S ELECTION TO RECEIVE RENTS. Landlord shall not, by reason of the Sublease, nor by reason of the collection of rents or any other sums from the Subtenant pursuant to SECTION 3(ii), above, be deemed liable to Subtenant for any failure of Tenant to perform and comply with any obligation of Tenant, and Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by Landlord to Subtenant or by Subtenant to Landlord, be deemed a waiver by Landlord of any provision of the Lease or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any other payment of rent from Subtenant directly to Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

            3.2 LANDLORD'S ELECTION OF TENANT'S ATTORNMENT. In the event Landlord elects, at its option, to cause Subtenant to attorn to Landlord pursuant to SECTION 3(iii), above, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the exercise of the option, but Landlord shall not (i) be liable for any prepayment of more than one month's rent or any security deposit paid by Subtenant, (ii) be liable for any previous act or omission of Tenant under the Lease or for any other defaults of Tenant under the Sublease, (iii) be subject to any defenses or offsets previously accrued which Subtenant may have against Tenant, or (iv) be bound by any changes or modifications made to the Sublease without the written consent of Landlord.

     4.     TENANT IMPROVEMENTS.  Tenant and Landlord hereby agree to amend
SECTION 6 of the Second Amendment to Office Lease and Parking License Agreement by and between Landlord and Tenant and dated July 27, 1997 (the "SECOND AMENDMENT"). The "$47,628.00" Allowance referenced in the Second Amendment shall be deleted and inserted in its place shall be the following:
"Thirteen Thousand, Two Hundred and Thirty Two Dollars ($13,232.00)".

With respect to said Allowance, in no event shall Landlord be responsible for paying more than $13,232.00 toward any costs associated with the subleasing or improvement of said Sublease Premises. Tenant hereby forfeits all rights to the original Allowance noted in SECTION 6, amounting to $47,628.00. Tenant may attribute up to $13,232.00 Dollars of the new Allowance toward the payment of leasing commissions in connection with subleasing the Sublease Premises.

     5.     GENERAL PROVISIONS.

            5.1 CONSIDERATION FOR SUBLEASE. Tenant and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Subleased Premises other than as disclosed in the Sublease.

            5.2 BROKERAGE COMMISSION. Tenant and Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

            5.3 RECAPTURE. This consent shall in no manner be construed as limiting Landlord's ability to exercise its rights to recapture any portion of the Premises, as set forth in SECTION 28.3 of the Lease, in the event of a proposed future sublease or assignment of such portion of the Premises.

            5.4 GOVERNING LAW. The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

            5.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

            5.6 CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof; rather, they are intended for purposes of convenience only.

            5.7 SEVERABILITY. If any term, provision or condition contained in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent possible permitted by law.

            5.8 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

     IN WITNESS WHEREOF, the parties have executed this Consent to Sublease Agreement as of the day and year first above written.

                                       "LANDLORD":

                                       BRE/SOUTH COAST L.L.C.,
                                       a Delaware limited liability company

                                       By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Its: Vice President
                                              ----------------------------------

                                       By:
                                          --------------------------------------
                                          Its:
                                              ----------------------------------

                                       "TENANT":
                                       PAINE & ASSOCIATES
                                       a California corporation

                                       By: /s/ David M. Paine
                                          --------------------------------------
                                          Its: President
                                              ----------------------------------

                                       By:
                                          --------------------------------------
                                          Its:
                                              ----------------------------------

                                       "SUBTENANT":

                                       CASTLEWORKS, LLC.,
                                       a California limited liability company

                                       By: /s/ John Olson
                                          --------------------------------------
                                          Its: Manager
                                              ----------------------------------

                                       By: /s/ Jerry Krant
                                          --------------------------------------
                                          Its: CEO
                                              ----------------------------------

                                   EXHIBIT A

                                  THE SUBLEASE


                               EXHIBIT A - Page 1

                        SECOND AMENDMENT TO OFFICE LEASE
                         AND PARKING LICENSE AGREEMENT

         THIS SECOND AMENDMENT TO OFFICE LEASE AND PARKING LICENSE AGREEMENT ("Amendment") is made and entered into as of July 27, 1997, by and between CURCI-ENGLAND CO. L.P., a California limited partnership ("Landlord"), successor-in-interest to Curci England Co. ("Curci"), and PAINE & ASSOCIATES, INC., a California corporation ("Tenant").


                                    RECITALS:

         A. Curci and Tenant entered into that certain Office Lease dated as of November 10, 1994, which was amended by that certain Amendment to Lease and Parking License Agreement dated February 16, 1996 ("First Amendment") between Landlord and Tenant (as amended, the "Lease"), concerning certain premises (the "Premises") located at Suite 450 of the building at 535 Anton Boulevard [1B], Costa Mesa, California (the "Building"), and more particularly described in the Lease, a copy of which is attached hereto as EXHIBIT A.

         B. Concurrently with the execution of the Lease, Landlord and Tenant entered into that certain Parking License Agreement pertaining to Tenant's parking rights at the Building (the "Parking Agreement"), a copy of which is attached hereto as EXHIBIT B.

         C. Landlord and Tenant desire to expand the Premises to include an additional approximately 4,489 rentable square feet of area on the fourth floor of the Building, to extend the Term of the Lease and to otherwise modify the Lease and the Parking Agreement as set forth in this Amendment, which modifications shall be deemed effective as of the "New Commencement Date" referenced in Paragraph 2 below.

                               AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease and the Parking Agreement and agree as follows:

         1. INCORPORATION; DEFINED TERMS. The Lease and the Parking Agreement are hereby incorporated into this Amendment by this reference. All capitalized terms used and not otherwise defined in this Amendment, but defined in the Lease or in the Parking Agreement, shall have the same meaning in this Amendment as in the Lease or the Parking Agreement, as the case may be.

         2. EXPANSION OF PREMISES. Tenant has exercised Tenant's First Right to Lease the First Offer Space described in Paragraph 9 of the First
Amendment. Effective as of the date hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the additional premises located contiguous to the Premises, containing approximately 4,489 rentable square feet as shown on. EXHIBIT C attached hereto (the "First Offer Space"), upon and subject to all of the terms and conditions of the Lease as amended by this Amendment. EXHIBIT C attached hereto showing the original Premises, the Additional Space added pursuant to the First Amendment ("Additional Space") and the First Offer Space shall replace EXHIBIT A to the Lease as the description of the Premises. From and after the "New Commencement Date" referenced in Paragraph 3 below, the Premises, the Additional Space and the First Offer Space shall be referred to as Suites 400 and 450 of the Building and all references in the Lease and in the Parking Agreement to the "Premises", as amended by this Amendment, shall mean and refer to Suites 400 and 450 of the Building which shall include the original Premises, the Additional Space and the First Offer Space. References herein to the First Offer Space shall mean the First Offer Space shown on EXHIBIT C attached hereto and references herein to the "Existing Premises" shall mean only Suite 450 of the Building as shown in the Lease consisting of the original Premises and the Additional Space.

         3. NEW COMMENCEMENT DATE. Tenant's leasing of the First Offer Space shall commence as of the date hereof, however, Tenant's obligation to pay rent with respect to the First Offer Space shall commence July 27, 1997 (the "New Commencement Date")

         4. EXTENSION OF LEASE TERM. Effective as of the date hereof, the Term of the Lease as to both the Existing Premises and the First Offer Space shall be extended to expire on May 16, 2002 (herein, the "Extended Term").

         5. SUBSTITUTION OF FUNDAMENTAL LEASE PROVISIONS. Effective as of the New Commencement Date, the Fundamental Lease Provisions which (a) the parties desire to amend or (b) are affected by the addition of the First Offer Space to the Existing Premises and the extension of the Lease Term, shall be modified to read as follows:

         1.1 Premises:   Project: South Coast Metro Center
                         Building: 535 Anton Boulevard [1B]
                         Suites: 400 and 450      Floor: 4th
                         City: Costa Mesa         County: Orange
                         State: California

         1.2 Floor Area: Rentable Area: 19,838 square feet
                         Usable Area: 17,541 square feet

         1.3 Term:       Approximately Fifty-Seven (57) months
                         New Commencement Date: July 27, 1997
                         New Expiration Date: May 16, 2002.

         1.4 Basic Rent:       Period            Rent Per Month
                               ------            --------------

             Suite 450     8/1/97-5/16/01         $23,023.50
                           5/17/01-5/16/02        $26,860.75

             Suite 400     7/27/97-5/16/01        $7,631.30*
                           5/17/01-5/16/02        $7,855.75

         *The first month's rent for the First Offer Space shall be due and payable upon Tenant's execution of this Amendment.

         1.5 Expenses: As to both the Existing Premises and the First Offer Space, Tenant shall pay Tenant's Share of all Expenses that exceed Landlord's Base Year Costs together with other items of Expense as set forth in
Article 6. Tenant's Share as to the original Premises consisting of 9,557 rentable square feet is 3.94%. The Base Year for purposes of determining Tenant's Share of Expenses for the original Premises shall remain calendar year 1994. Tenant's Share as to the Additional Space consisting of 5,792 rentable square feet shall be 2.37%. The Base Year for purposes of determining Tenant's Share of Expenses for the Additional Space shall remain calendar year 1996. Tenant's Share as to the First Offer Space consisting of 4,489 rentable square feet shall be 1.83%. The Base Year for purposes of determining Tenant's Share of Expenses for the First Offer Space shall be calendar year 1997. Expenses shall be grossed up to reflect a minimum occupancy of ninety five percent (95%) as provided in the Lease.

         1.6 After-Hours Charges: Fixed for the Extended Term at the rates set forth in Section 1.6 of the Lease.

         1.8 Security Deposit: Upon execution of this Amendment, Tenant shall pay to Landlord the sum of $7,855.75 to be held by Landlord in accordance with Article 9 of the Lease as additional security deposit together with the $26,535.00 presently held by Landlord as a security deposit for the Original Premises (for a total security deposit of $34,390.75).

           1.9  Landlord's Address for Notices:   Curci-England Co., L.P.
                                                  c/o Lakeside Realty
                                                  535 Anton Boulevard, Suite 150
                                                  Costa Mesa, California  92626

           1.10 Tenant's Address for Notices: From and after the New Commencement Date: 535 Anton Boulevard, Suite 450, Costa Mesa, California 92626; prior to the New Commencement Date, as set forth in Section 1.10 of the Lease.

           1.11 Brokers: CB Commercial Real Estate Group, Inc. and Lakeside Realty as to the leasing of the First Offer Space.

           1.12 Guarantee: The performance of Tenant's obligations under the Lease as amended by this Amendment shall be guaranteed by David M. Paine and Patricia Paine, pursuant to a Lease Guaranty in the form attached hereto as EXHIBIT E to be executed by the Guarantors prior to Landlord's execution of this Amendment. Such Lease Guaranty shall supplement the existing Guarantee of Lease executed by the Guarantors as a condition to Landlord's execution of the Lease.

           6.   CONDITION OF FIRST OFFER SPACE. During the first twenty-four
(24) months of the Extended Term, the First Offer Space will be occupied by the existing occupant. The Falcor Group, Inc. d/b/a ARTEX ("Artex") pursuant to a sublease agreement between Tenant and Artex which must be negotiated and executed by such parties on or before July 27, 1997 as a condition to Landlord's obligations under this Amendment. Consequently, Tenant hereby accepts possession of the First Offer Space in its current as-is condition, and acknowledges and agrees that Landlord shall have no obligation whatsoever to improve the First Offer Space while Artex is in possession of the First Offer Space. Upon the vacation of the First Offer Space by Artex, Landlord shall provide Tenant with a tenant improvement allowance of $47,628.00 (the "Allowance"), in accordance with the Work Letter Agreement attached hereto as EXHIBIT D (the "Work Letter"). The Allowance shall be used by Tenant to improve the First Offer Space as provided in the Work Letter. Tenant shall use Landlord's contractor to construct the Tenant improvements as provided in the Work Letter.

           7. AMENDMENT TO PARKING AGREEMENT. Commencing upon the New Commencement Date, Tenant, as Licensee under the Parking Agreement, shall be entitled to use an additional eighteen (18) unassigned parking spaces for its employees for a total of seventy-seven (77) unassigned parking spaces upon and subject to all terms and conditions of the Parking Agreement, except that throughout the Extended Term of the Lease, Tenant shall pay a monthly fee of $25.00 per stall per month for the eighteen (18) additional parking spaces in addition to Tenant's Share of Expenses which are attributable to parking in excess of such Expenses for the Base Year. Tenant shall not be charged for any parking access cards except for the costs to replace lost or stolen cards. Visitor parking is available on a non-exclusive, first-come-first served basis. Tenant may purchase validations for its visitors from the parking operator.

           Effective May 17, 2001, Tenant shall pay a monthly fee of $25.00 per stall per month for all of Tenant's seventy-seven (77) unreserved parking spaces.

           8.  OPTION TO EXTEND. Tenant's Option to Extend contained in
Section 43 of the Lease shall remain in full force and effect as to the combined Existing Premises and the First Offer Space such that Tenant may extend the Term of the Lease for an additional five (5) year period beyond the Extended Term in accordance with the provisions of Section 43.

           9. INAPPLICABLE PROVISIONS. Section 44 of the original Lease and Paragraph 9 of the First Amendment are hereby deleted as inapplicable to the Lease, as amended hereby.

           10.  MISCELLANEOUS.

                (a) EFFECT OF AMENDMENT. Except to the extent the Lease and the Parking Agreement are modified by this Amendment, the remaining terms and provisions of the Lease and the Parking Agreement shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease or the terms of the Parking Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

                (b) ENTIRE AGREEMENT. This Amendment embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

                (c) COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one in the same Amendment.

                (d) CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

                (e) ATTORNEYS' FEES. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

           IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.

         LANDLORD:           CURCI-ENGLAND CO. L.P.,
                             a California limited partnership

                             By:  Copley Investors Limited Partnership,
                                  a Delaware limited partnership,
                                  its general partner

                                   3By:  Copley Management Partnership,
                                         a Massachusetts general partnership,
                                         its general partner

                                         By:  AEW Advisors, Inc.
                                              a Massachusetts corporation,
                                              its managing general partner

                                              By: /s/[ILLEGIBLE]
                                                 -------------------
                                                 Its: Managing Director



         "TENANT"            PAINE & ASSOCIATES, INC.,
                             a California corporation

                             By: /s/ David M. Paine
                                ------------------------------------------
                                David M. Paine
                                President

                             By: /s/ David M. Paine
                                ------------------------------------------
                                David M. Paine
                                Secretary

              AMENDMENT TO LEASE AND PARKING LICENSE AGREEMENT

         THIS AMENDMENT TO LEASE AND PARKING LICENSE AGREEMENT ("Amendment") is made and entered into as of February 16th, 1996, by and between CURCI-ENGLAND CO. L.P., a California limited partnership ("Landlord"), and PAINE & ASSOCIATES, INC., a California corporation ("Tenant").

                                  RECITALS:

         A. Landlord and Tenant entered into that certain Office Lease dated as of November 10, 1994 (as amended, the "Lease"), concerning certain premises (the "Premises") located at Suites 420 and 450 of the building at 535 Anton Boulevard [1B], Costa Mesa, California (the "Building"), and more particularly described in the Lease, a copy of which is attached hereto as EXHIBIT A.

         B. Concurrently with the execution of the Lease, Landlord and Tenant entered into that certain Parking License Agreement pertaining to Tenant's parking rights at the Building (the "Parking Agreement"), a copy of which is attached hereto as EXHIBIT B.

         C. Landlord and Tenant desire to expand the Premises to include an additional approximately 5,792 rentable square feet of area on the fourth floor of the Building, to extend the Term of the Lease and to otherwise modify the Lease and the Parking Agreement as set forth in this Amendment, which modifications shall be deemed effective as of the "New Commencement Date" referenced in Paragraph 2 below.


                                   AGREEMENT:


         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease and the Parking Agreement and agree as follows:

         1. INCORPORATION; DEFINED TERMS. The Lease and the Parking Agreement are hereby incorporated into this Amendment by this reference. All capitalized terms used and not otherwise defined in this Amendment, but defined in the Lease or in the Parking Agreement, shall have the same meaning in this Amendment as in the Lease or the Parking Agreement, as the case may be.

         2. EXPANSION OF PREMISES. Effective as of the date hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the additional premises located contiguous to the Premises, containing approximately 5,792 rentable square feet as shown on EXHIBIT C attached hereto (the "Additional Space"), upon and subject to all of the terms and conditions of the Lease as amended by this Amendment. EXHIBIT C attached hereto showing both the original Premises and the Additional Space shall replace EXHIBIT A to the Lease as the Description of the Premises. From and after the "New Commencement Date" referenced in Paragraph 3 below, the Premises and the Additional Space shall be referred to together as Suite 450 of the Building and all references in the Lease and in the Parking Agreement to the "Premises," as amended by this Amendment shall mean and refer to Suite 450 of the Building which shall include both the original Premises and the Additional Space. References herein to the Additional Space shall mean the Additional Space shown on EXHIBIT C attached hereto and references herein to the "Original Premises" shall mean only Suites 420 and 450 of the Building as shown in the Lease.

         3. NEW COMMENCEMENT DATE. Tenant's leasing of the Additional Space shall commence as of the date hereof, however, Tenant's obligation to pay rent with respect to the Additional Space shall commence upon the date (the "New Commencement Date") which is the earlier to occur of (i) the date Landlord has substantially completed the Tenant Improvements substantially in accordance with the Final Plans as described in EXHIBIT D attached hereto, or (ii) the date Tenant takes occupancy of the Additional Space and commences to conduct business therefrom. The parties anticipate that the New Commencement Date will occur on or before April 1, 1996.


                                   EXHIBIT "A" TO
        SECOND AMENDMENT TO OFFICE LEASE AND PARKING LICENSE AGREEMENT

         4. EXTENSION OF LEASE TERM. Effective as of the date hereof, the Term of the Lease as to both the Original Premises and the Additional Space shall be extended to expire on the date which is one day prior to the date which is five
(5) years after the New Commencement Date (herein, the "Extended Term").

         5. SUBSTITUTION OF FUNDAMENTAL LEASE PROVISIONS. Effective as of the New Commencement Date, the Fundamental Lease Provisions which are affected by the addition of the Additional Space to the Premises and the extension of the Lease Term shall be modified to read as follows:

         1.1 Premises:    Project: South Coast Metro Center
                          Building: 535 Anton Boulevard [1B]
                          Suite: 450   Floor: 4th
                          City: Costa Mesa   County: Orange
                          State: California

         1.2 Floor Area:  Rentable Area: 15,349 square feet
                          Usable Area: 13,572 square feet

         1.3 Term:        Five (5) years
                          New Commencement Date: Determined as provided in
                               Paragraph 3 above. Estimated New
                               Commencement Date - April 1, 1996.
                          New Expiration Date:  Five (5) years after New
                               Commencement Date. Estimated New Expiration
                               Date: March 31, 2001.

         1.4 Basic Rent:  Months       Rent Per Month
                          ------       --------------
                          1 - 60       $23,023.50 FSG*
                                       * Full Service Gross

         1.5 Expenses: As to both the Original Premises and the Additional Space, Tenant shall pay Tenant's Share of all Expenses that exceed Landlord's Base Year Costs together with other items of Expense as set forth in Article 6. Tenant's Share as to the Original Premises is 3.94%. The Base Year for purposes of determining Tenant's Share of Expenses for the Original Premises shall remain calendar year 1994. Tenant's Share as to the Additional Space shall be 2.367%. The Base Year for purposes of determining Tenant's Share of Expenses for the Additional Space shall be calendar year 1996. Expenses shall be grossed up to reflect a minimum occupancy of ninety five percent (95%) as provided in the Lease.

         1.6 After-Hours Charges: Fixed for the Extended Term at the rates set forth in Section 1.6 of the Lease.

         1.7 Prepaid Rent: None.

         1.8 Security Deposit: Upon execution of this Amendment, Tenant shall pay to Landlord the sum of $8,688.30 to be held by Landlord in accordance with
Article 9 of the Lease as additional security deposit together with the $17,846.70 presently held by Landlord as a security deposit for the Original Premises (for a total security deposit of $26,535.00).

         1.10 Tenant's Address for Notices: From and after the New Commencement
Date: 535 Anton Boulevard, Suite 450, Costa Mesa, California 92696; prior to the New Commencement Date, as set forth in Section 1.10 of the Lease.

         1.11 Brokers: Grubb & Ellis; Commission payable based upon Agreement dated March 9, 1994 and letter dated October 3, 1995.

         1.12 Guarantee: The performance of Tenant's obligations under the Lease as amended by this Amendment shall be guaranteed by David M. Paine and Patricia Paine, pursuant to a Lease Guaranty in the form attached hereto as EXHIBIT E to be executed by the Guarantors prior to Landlord's execution of this Amendment. Such Lease Guaranty shall supplement the existing Guarantee of Lease executed by the Guarantors as a condition to Landlord's execution of the Lease.

         6. CONDITION OF ADDITIONAL SPACE. Landlord shall provide Tenant with a tenant improvement allowance of $78,550.00, plus $34,450 - $113,000 (collectively the "Allowance"), in accordance with the Work Letter Agreement attached hereto as EXHIBIT D (the

"Work Letter") The Allowance shall be used by Tenant to improve the Additional Space as provided in the Work Letter. Tenant shall use Landlord's contractor to construct the Tenant Improvements as provided in the Work Letter.

         7. AMENDMENT TO PARKING AGREEMENT. Commencing upon the New Commencement Date, Tenant, as Licensee under the Parking Agreement, shall be entitled to use an additional twenty three (23) unassigned parking spaces for its employees for a total of fifty nine (59) unassigned parking spaces upon and subject to all terms and conditions of the Parking Agreement, except that throughout the five
(5) year Extended Term of the Lease, Tenant shall not be obligated to pay any monthly fee for any such parking spaces other than Tenant's Share of Expenses which are attributable to parking in excess of such Expenses for the Base Year. Tenant shall not be charged for any parking access cards except for the costs to replace lost or stolen cards. Visitor parking is available on a non-exclusive, first come - first served basis. Tenant may purchase validations for its visitors from the parking operator.

         8. OPTION TO EXTEND. Tenant's Option to Extend contained in Section 43 of the Lease shall remain in full force and effect such that Tenant may extend the Term of the Lease for an additional five (5) year period beyond the Extended Term in accordance with the provisions of Section 43.

         9. RIGHT TO LEASE ADDITIONAL SPACE.

              (a) Subject to the terms of this Paragraph 9, through the remainder of the Extended Term, Tenant shall have a continuing first right to lease ("Tenant's First Right to Lease") the balance of space located contiguous to the Premises on the fourth floor of the Building within the area depicted on EXHIBIT C attached hereto (the "First Offer Space") to the extent such space becomes available for lease to third parties after the expiration of any existing lease for such space during the Lease Term, including the expiration of all renewal or extension options, and after the existing tenant or occupant vacates such space. The First Offer Space contains approximately 4,489 rentable square feet of space. Tenant's First Right to Lease is subject and subordinate to the rights of all other existing tenants of the Building with prior expansion or lease rights relative to such First Offer Space. Without limiting the foregoing, Landlord advises Tenant that the First Offer Space has been leased to another tenant for a term which is presently scheduled to expire as of July 31, 1997.

              (b) From time to time during the Lease Term, as and when the First Offer Space shall become available to lease, Landlord will give Tenant written notice of the availability of the First Offer Space and the date the existing tenant or occupant, if any, is expected to vacate such space ("Landlord's Availability Notice"). Landlord agrees to deliver the first Landlord's Availability Notice to Tenant as to the existing tenant in the First Offer Space on or before February 1, 1997. Landlord's Availability Notice will contain the basic economic terms, including, but not limited to, Landlord's determination of the Monthly Base Rent, tenant improvement allowance, if any, and all other economic terms and conditions (collectively, the "Economic Terms"), upon which Landlord is willing to lease the First Offer Space desired by Tenant, either to Tenant or to a third party. Such Economic Terms will represent Landlord's reasonable determination of the fair market rental rate for such First Offer Space. Such fair market rental rate will mean the annual amount per rentable square foot, projected during the relevant period, that a willing, comparable, non-equity tenant (excluding sublease and assignment transactions) would pay, and a willing, comparable landlord of a comparable Class "A" quality office building located in the South Coast Plaza/John Wayne Airport area would accept, at arm's length (what Landlord is accepting in current transactions for the Building and in the building at 575 Anton Boulevard may be considered), for space of comparable size and quality as the leased area at issue taking into account the age, quality and layout of the existing improvements in the leased area at issue and taking into account items that professional real estate brokers customarily consider, including, but not limited to, rental rates, office space availability, tenant size, tenant improvement allowances, operating expenses and allowance, parking charges, free rent, reduced rent, free parking, reduced parking, and any other lease concessions, if any, then being charged or granted by Landlord or the lessors of such similar office buildings. The fair market rental rate will be an effective rate, not specifically including, but accounting for, the appropriate economic concessions described above.

              (c) Within five (5) business days after receipt of Landlord's Availability Notice, Tenant must give Landlord written notice pursuant to which Tenant shall elect to either: (i) lease such First Offer Space upon such Economic Terms and the same non-Economic Terms as set forth in the Lease with respect to the Premises; (ii) refuse to lease such First Offer Space, specifying that such refusal is not based upon the Economic Terms, but upon Tenant's lack of need for such First Offer Space, in which event Landlord may at any time within one hundred eighty (180) days thereafter lease such First Offer Space to any party upon any terms Landlord deems appropriate; or (iii) refuse to lease the First Offer Space, specifying that such refusal is based upon the Economic Terms, in which event Tenant will also specify revised Economic Terms upon which Tenant is willing to lease such First Offer Space (provided that Tenant may not specify a different lease term for the First Offer Space). Tenant's failure to timely choose either clause (i), clause (ii) or clause (iii) above will be deemed to be Tenant's choice of clause (ii) above.

                (d)     If Tenant gives Landlord notice pursuant to clause
     (c)(iii) above, Landlord may elect, within five (5) days following receipt of such notice from Tenant, either to: (i) lease such First Offer Space to Tenant upon such revised Economic Terms proposed by Tenant, and the same other non-Economic Terms as set forth in this Lease; or (ii) lease the First Offer Space at any time within one hundred eighty (180) days thereafter to any third party upon terms which are not substantially more favorable to said party than the Economic Terms originally proposed by Tenant. Landlord's failure to timely choose either clause (i) or clause
     (ii) above will be deemed to be Landlord's choice of clause (ii) above.

                (e)     If Tenant chooses (or is deemed to have chosen) clause
     (c)(ii) above, or if Landlord chooses (or is deemed to have chosen) clause
     (d)(ii) above, and within one hundred eighty (180) days following such election or deemed election Landlord does not enter into a binding written lease for the First Offer Space with a third party upon terms permitted under clause (c)(ii) or (d)(ii) above, as the case may be, Tenant's Right of First Offer shall be reinstated and the parties shall again follow the procedures set forth in this Paragraph 9 as to the First Offer Space. If Landlord enters into a binding written lease for the First Offer Space within one hundred eighty (180) days following the applicable election by Landlord or Tenant, Tenant's First Right to Lease and First Offer shall again arise only if and when the First Offer Space shall again become available for lease as provided in this Paragraph 9. If Tenant exercises its Right to Lease as provided herein, the parties will promptly thereafter execute an amendment to the Lease to include the First Offer Space in the Premises and to document the lease terms thereof.

                (f) As provided above, Tenant's Right to Lease is subject to all expansion and extension rights and other rights to lease, as applicable, which Landlord has granted to other tenants prior to the date of this Amendment. Thus, Landlord's Availablility Notice will be delivered to Tenant only after Landlord has appropriately notified and received negative responses from all other tenants with rights in the First Offer Space superior to Tenant's rights.

                (g) Tenant's Right to Lease the First Offer Space is personal to the original Tenant executing this Lease and may be exercised only by the original Tenant executing this Lease while occupying the entire Premises and without the intent of thereafter assigning this Lease or subletting the Premises and may not be exercised or be assigned, voluntarily or involuntarily, by any person or entity other than the original Tenant executing this Lease. Tenant's Right to Lease the First Offer Space is not assignable separate and apart from this Lease, nor may such right be separated from this Lease in any manner, either by reservation or otherwise.

                (h) Tenant will have no right to exercise its Right to Lease the First Offer Space, notwithstanding any provision of the grant of option to the contrary, and Tenant's exercise of its Right to Lease the First Offer Space may be nullified by Landlord and deemed of no further force or effect, if (i) Tenant is in default of any monetary obligation or material non-monetary obligation under the terms of this Lease (or if Tenant would be in such default under this Lease but for the passage of time or the giving of notice, or both) as of Tenant's exercise of its Right to Lease the First Offer Space or at any time after the exercise of such right and prior to the commencement of Tenant's occupancy of the First Offer Space, or (ii) Landlord has given Tenant two (2) or more notices of default, whether or not such defaults are subsequently cured, during any twelve (12) consecutive month period of the Lease.

         11.    MISCELLANEOUS.

                (a) EFFECT OF AMENDMENT. Except to the extent the Lease and the Parking Agreement are modified by this Amendment, the remaining terms and provisions of the Lease and the Parking Agreement shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease or the terms of the Parking Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

                (b) ENTIRE AGREEMENT. This Amendment embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

                (c) COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one in the same Amendment.

                (d) CORPORATE AND PARTENERSHIP AUTHORITY. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

                (e) ATTORNEYS' FEES. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.


        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.

     LANDLORD:               CURCI-ENGLAND CO. L.P.,
                             a California limited partnership

                             By:   Copley Investors Limited Partnership,
                                   a Delaware limited partnership,
                                   its general partner

                                   By:   Copley Management Partnership,
                                         a Massachusetts general
                                         partnership,
                                         its general partner

                                          By:   Copely Advisors, Inc.
                                                a Massachusetts corporation,
                                                its managing general partner

                                                By:  /s/ [ILLEGIBLE]
                                                   --------------------------
                                                   Its: /s/ [ILLEGIBLE]
                                                       ----------------------



      "TENANT"                       PAINE & ASSOCIATES, INC.,
                                     a California corporation

                                     By: /s/ David M. Paine
                                        --------------------------------------
                                        David M. Paine
                                        President


                                     By: /s/ David M. Paine
                                        --------------------------------------
                                        David M. Paine
                                        Secretary

                                     LEASE

              (REFER TO LEASE DATED NOVEMBER 10, 1994 ATTACHED)





                                    EXHIBIT A

                            PARKING LICENSE AGREEMENT

      (REFER TO PARKING LICENSE AGREEMENT DATED NOVEMBER 10, 1994 ATTACHED)





                                    EXHIBIT B

                              FLOOR PLAN OF PREMISES


                                   [FLOOR PLAN]



                                    EXHIBIT C